                                 UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                                ______________


                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)            June 29, 2000
                                                 -----------------------------

                          BAY BANKS OF VIRGINIA, INC.
--------------------------------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)

                   Virginia                                        0-22955                                54-1838100
                   --------                                        -------                                ----------
(State or Other Jurisdiction of Incorporation)              (Commission File Number)           (IRS Employer Identification No.)

                100 S. Main Street, Kilmarnock, Virginia  22482
               ------------------------------------------------
           (Address of Principal Executive Offices)       (Zip Code)

Registrant's telephone number, including area code:  (804) 435-1171
                                                     -------------------------


                                      N/A
-------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Item 2.  Acquisition or Disposition of Assets.

(a) Bay Banks of Virginia, a Virginia banking corporation through its subsidiary Bank of Lancaster (BOL), both having their principal office in Kilmarnock, Virginia announced an agreement with First Virginia Bank (FVB), a Virginia banking corporation having its principal office in Falls Church, Virginia, and First Virginia Bank Hampton Roads (FVB-HR), a Virginia banking corporation having its principal office in Norfolk, Virginia to purchase three (3) branches of First Virginia Bank.

     The Bank of Lancaster is a state chartered member bank and a wholly owned subsidiary of Bay Banks of Virginia, Incorporated, a two bank holding company registered under the Bank Holding Company Act of 1956, as amended.

     The purpose of the transaction is the divestiture of a total of three branches by FVB and FVB-HR. Two branches are located in the county of Northumberland, with one being in the town of Heathsville and the other being in the town of Callao. One branch is located in the county of Lancaster with that office being located in the town of Kilmarnock. Pursuant to the terms of the Agreement, BOL proposes to acquire certain assets and assume certain deposits and other liabilities relating to the three branches of FVB and FVB-HR as described above.

     The structure of the agreement and all significant terms are summarized as follows:

     BOL will, as of the Effective Date, assume from Sellers fee simple interest in real property upon which the Branches are operated, including buildings and other improvements and all furniture, fixtures and other tangible personal property located at the Branches, except as provided within the Agreement.

     There are no financing arrangements entered into by FVB, FVB-HR or BOL. Further, there are no plans provided by or necessitated by the Agreement whereby the creation of capital or incidence of debt is required by either party to the Agreement. The source of funds which BOL intends to use for the acquisition of assets relating to the Branch Offices will be a reduction in the net cash received from FVB and FVB-HR at the closing of the Branch Transaction. The Branch Transaction will have no significant net effect on the financial condition of BOL

     The Effective Date of the Branch Transaction is expected to be on or before October 6, 2000.

     (b) not applicable.

Item 7.  Financial Statements and Exhibits.

     (a) Financial Statements of Businesses Acquired.

               Not applicable.

     (b) Pro Forma Financial Information.

               Not applicable.

     (c) Exhibits.

               Not applicable.

                   [Bay Banks of Virginia, Inc. letterhead]



                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   BAY BANKS OF VIRGINIA, INC.



                                   By:  /s/ Austin L. Roberts, III
                                      ---------------------------------
                                       Austin L. Roberts, III
                                       President and CEO




June 29, 2000